EXHIBIT 99
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Certification of Chief Executive Officer and Chief Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C.
                         Section 1350
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In connection with the Annual Report of Busanda Explorations Inc. (Registrant) on Form 10-KSB for the year ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Derick Sinclair, Chief Executive Officer and Chief Financial Officer of Registrant, hereby certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

   (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.


Date: March 30, 2003        /s/ Derick Sinclair
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                              Chief Executive Officer and Chief
                              Financial Officer of Busanda
                              Explorations Inc., Registrant